Exhibit 32.1*

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Las Vegas From Home.com Entertainment Inc., (the “Company”) on Form 20F for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, Jacob H. Kalpakian, the President and C.E.O.of the Company, and Bedo H. Kalpakian, Chairman and C.F.O. of the Company certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)   the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Jacob H. Kalpakian	Bedo H. Kalpakian

“Jacob H.Kalpakian”	“Bedo H. Kalpakian”

President & C.E.O.	Chairman & C.F.O.

May 31, 2005